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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2001


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     1-13845               25-1761898
  ----------------------------        -------------        -------------------
  (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)               File Number)        Identification No.)



     1215 Manor Drive, Mechanicsburg, PA                17055
   ----------------------------------------          ----------
   (Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code: 717-796-6100


                               Page 1 of 6 pages.
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Item 5.  Other Events.

                  On November 19, 2001, Balanced Care Corporation (the "Company") issued a press release announcing the resignation of Brad E. Hollinger, Chairman of the Board, President and Chief Executive Officer of the Company, as well as the resignation of two of the Company's other Board members, David L. Goldsmith and Edward R. Stolman. Dick Richardson, currently President of CPL Management LLC, will serve as the Company's interim Chief Executive Officer. Gary Goodman, currently a Director of the Company, was appointed Chairman of the Board.

Item 7.  Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c) Exhibits. The following Exhibit is filed with this Current Report on Form 8-K:

                  Exhibit No.        Description
                  -----------        -----------

                  99.1               Press Release dated November 19, 2001
                                     (filed herewith)


                               Page 2 of 6 pages.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Balanced Care Corporation

Date:  November 19, 2001                    By:      /s/Clint T. Fegan
                                            -----------------------------
                                            Clint T. Fegan
                                            Chief Financial Officer


                               Page 3 of 6 pages.
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                                  Exhibit Index

           Exhibit No.             Description
           -----------             -----------

           99.1 Press Release dated November 19, 2001 (filed herewith


                               Page 4 of 6 pages.